Exhibit 10.1

FIRST AMENDMENT TO

SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT (this "First Amendment") is made as of October 30, 2014 by and among HERITAGE II HOLDINGS, LLC, a Florida limited liability company, HERITAGE III HOLDINGS, LLC, a Florida limited liability company, HERITAGE IV HOLDINGS, LLC, a Florida limited liability company, HERITAGE V HOLDINGS, LLC, a Florida limited liability company, HERITAGE RE HOLDINGS, LLC, a Florida limited liability company, and LINCOLN PROPERTY MANAGEMENT, LLC, a Florida limited liability company (collectively, “Seller”) and REVEN HOUSING FLORIDA, LLC, a Delaware limited liability company (“Buyer”) with reference to the following recitals:

RECITALS

A. Seller and Buyer entered into that certain Single Family Homes Real Estate Purchase and Sale Agreement dated September 9, 2014 (“Agreement”) pursuant to which Seller agreed to sell and Buyer agreed to purchase from Seller, fifty (50) single family homes in the city of Jacksonville, Florida (collectively, the “Property”).

B. Seller and Buyer have agreed to amend the Agreement to add an additional fourteen (14) days to the Due Diligence Period, to amend the Purchase Price, and to adjust the number of homes to be purchased by Buyer.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller hereby agree as follows:

AGREEMENT

1.                  Definitions. All initially-capitalized terms used in this First Amendment without definition shall have the meanings given such terms in the Agreement.

2.                  Due Diligence Period. The Due Diligence period referenced in the Basic Terms of the Agreement is hereby extended by fourteen (14) additional days such that the Due Diligence Period is now the period commencing on the Effective Date and ending on the date that is forty-four (44) days after Buyer receives all Property Information, to be delivered to Buyer pursuant to Agreement Section 6(a)(3) and Section 7(a), during which period Buyer will be provided the opportunity to review all aspects of the Property.

3.                  Purchase Price. The Purchase Price is hereby changed to Two Million Two Hundred Fifty Six Thousand and 00/100 Dollars ($2,256,000.00).

4.                  Exhibit A. Exhibit A attached to the Agreement is hereby deleted in its entirety and is replaced by the Exhibit A attached hereto.

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5.                  Governing Law. This First Amendment shall be governed by the laws of the State of Florida.

6.                  Full Force and Effect. Except as modified herein, Buyer and Seller agree and affirm that the Agreement remains in full force and effect.

7.                  Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronically transmitted counterpart of this First Amendment shall constitute an original for all purposes.

8.                  Miscellaneous. This First Amendment, together with the Agreement, sets forth the entire agreement between the parties with respect to the subject matter set forth herein and therein and may not be modified, amended or altered except by subsequent written agreement between the parties. In case of any inconsistency between the provisions of the First Amendment and the Agreement, the provisions of this First Amendment shall govern and control. This First Amendment shall be binding upon and shall inure to the benefit of Buyer and Seller and their respective successors and assigns, if any.

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IN WITNESS WHEREOF, Buyer and Seller have caused this First Amendment to be duly executed on their behalfs as of the day and year first stated above.

SELLER

HERITAGE II HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

HERITAGE III HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

HERITAGE IV HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

HERITAGE V HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

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HERITAGE RE HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

LINCOLN PROPERTY MANAGEMENT, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

BUYER

REVEN HOUSING FLORIDA, LLC,
a Delaware limited liability company

By: /s/ Chad Carpenter
Chad Carpenter
Chief Executive Officer

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